SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 19, 1998


                   Chase Commercial Mortgage Securities Corp.
                    (Issuer in respect of Commercial Mortgage
                    Pass-Through Certificates, Series 1998-2)
                          (Exact name of registrant as
                            specified in its charter)


          New York                      333-48395                13-3728743
----------------------------           -----------           -------------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number           Identification No.)


  270 Park Avenue, New York, New York                                   10017
----------------------------------------                              ----------
(Address of principal executive offices)                              (Zip Code)


                           Exhibit Index is on Page  5
                                                    ---

Item 5.  Other Events.

     Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 1998-2. On November 19, 1998, Chase Commercial Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of November 10, 1998 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, State Street Bank and Trust Company, as trustee, GMAC Commercial Mortgage Corporation, as servicer, and GMAC Commercial Mortgage Corporation, as special servicer, of Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 1998-2 (the "Certificates"), issued in fourteen classes. The Class A-1, Class A-2, Class X, Class B, Class C, Class D and Class E Certificates, with an aggregate scheduled principal balance as of November 10, 1998 of $1,144,492,904 were sold to Chase Securities Inc. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of November 10, 1998, by and among the Company and the Underwriter.

     Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit 4     Pooling and Servicing Agreement

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  November __, 1998

                                                  CHASE COMMERCIAL MORTGAGE
                                                  SECURITIES CORPORATION


                                                  By: /s/  Steven Schwartz
                                                      --------------------
                                                  Name:   Steven Schwartz
                                                  Title:  Vice President

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K
 Exhibit No.                 Description                                    Page
--------------               -----------                                    ----

4                            Pooling and Servicing Agreement                6